UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024
___________________________________
MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
___________________________________

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville , New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (e) On June 6, 2024, John Hill resigned as Senior Vice President & Chief Digital Information Officer of the Company effective June 12, 2024.

In connection with Mr. Hill’s resignation, the Company entered into a Separation Agreement (the “Separation Agreement”), dated June 12, 2024, with Mr. Hill. Under the terms of the Separation Agreement, in consideration for a general release and subject to compliance with confidentiality and cooperation provisions, Mr. Hill will receive (i) cash severance of $550,000, payable bi-weekly over the twelve months following the effective date of the Separation Agreement, (ii) acceleration of vesting of certain outstanding restricted stock unit awards, as set forth in the Separation Agreement and in accordance with the terms of the Company’s 2015 Omnibus Incentive Plan or the Company’s 2023 Omnibus Incentive Plan, (iii) a lump sum payment of $24,345.88, which equals the amount of fifty-two weeks of Company subsidy towards the cost of healthcare continuation coverage and is payable within thirty days following the effective date of the Separation Agreement and (iv) outplacement services.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

10.1	Separation Agreement, dated June 12, 2024 between MSC Industrial Direct Co., Inc. and John Hill.†
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
†	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	June 12, 2024	By:	/s/ KRISTEN ACTIS-GRANDE
		Name:	Kristen Actis-Grande
		Title:	Executive Vice President and Chief Financial Officer
3